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                                                                     EXHIBIT 10x

                                                                            3.01

                                 AMENDMENT NO. 1
                                       TO
                       COMMITMENT TO GUARANTEE OBLIGATIONS

                  THIS AMENDMENT NO. 1, dated as of June 30, 2003 (the "Amendment"), to that certain Commitment to Guarantee Obligations, dated as of October 29, 1999 (the "Commitment"), is by and between the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administration (the "Secretary"), and ROWAN COMPANIES, INC. (the "Shipowner", and together with the Secretary, the "Parties").

                  WHEREAS, on October 29, 1999, the Shipowner executed the Indenture, and issued thereunder a Floating Rate Note designated, "United States Government Guaranteed Ship Financing Obligations, GORILLA VII Series" (the "Initial Transaction") with a maximum principal amount of $185,398,000;

                  WHEREAS, pursuant to Title XI of the Merchant Marine Act, 1936, the Secretary guaranteed the payment of outstanding principal of and interest on the Floating Rate Note ("the Obligations"), the outstanding principal amount of which is currently $162,223,000; and

                  WHEREAS, Section 4(b) of the Special Provisions of the Trust Indenture provides that the Shipowner may redeem or repay the Floating Rate Note, in whole or in part, on a Redemption Date designated by the Shipowner, from the proceeds of the issuance of a fixed rate note (the "Fixed Rate Note"); and

                  WHEREAS, the Parties wish to amend certain documents relating to the Initial Transaction in order to provide for the complete redemption of the Floating Rate Note, by the issuance of a Fixed Rate Note in the aggregate principal amount of $162,223,000;

                  NOW THEREFORE, in consideration of the mutual rights and obligations set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                  SECTION 1.01 Annexed to each counterpart of this Amendment No. 1 to the Commitment to Guarantee Obligations are the forms of the Obligation Purchase Agreement, Supplement No. 1 to

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the Trust Indenture, Amendment No. 2 to the Security Agreement, and the
Obligations to be issued June 30, 2003, the forms of which are hereby approved by the Secretary.

                  SECTION 1.02 Article III of the Commitment shall be amended pursuant to Article V thereof, as follows:

         The Obligations to be issued as a fixed rate note shall be as provided in the Indenture and in the form of the Fixed Rate Note annexed as Exhibit 3B to the Indenture. The Obligations shall be subject to all of the terms and conditions set forth in the Indenture. Supplement No. 1 to the Trust Indenture, Amendment No. 2 to the Security Agreement, and the Obligations to be issued as a fixed rate note shall be executed and delivered by the Shipowner on the Effective Date.

                  Except as so amended, the provisions of the Commitment shall apply to and govern this Amendment No. 1 to Commitment to Guarantee Obligations.

                  Capitalized terms not specifically defined herein shall have the respective meanings stated in Schedule A to the Trust Indenture dated as of October 29, 1999, as amended, between the Shipowner and the Indenture Trustee.

                  This Amendment No. 1 to Commitment to Guarantee Obligations may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Notwithstanding any provision herein, in the event there are any inconsistencies between the original of this document held by the Secretary, and an original held by any other party to this transaction, this provisions of the original held by the Secretary shall prevail.

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                  IN WITNESS WHEREOF, this Amendment No. 1 to Commitment to
Guarantee Obligations has been executed and sealed by the United States and accepted and sealed by the Shipowner on the day and year first above written.

                                           UNITED STATES OF AMERICA
                                           SECRETARY OF TRANSPORTATION

                                           BY:  MARITIME ADMINISTRATOR
(SEAL)

ATTEST:                                    __________________________________
                                           Secretary

____________________________________
Assistant Secretary

                                           ROWAN COMPANIES, INC.

(SEAL)

ATTEST:                                    By: _______________________________
                                               Senior Vice President

____________________________________
Secretary

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